Fees Summary	Feb. 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,872.71
Total Transaction Valuation	93,212,935.43
Total Offset Amount	11,818.52
Net Fee	$ 1,054.19